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                                                                   Exhibit 10.64

                       AMENDMENT TO EMPLOYMENT AGREEMENT
                       ---------------------------------


     THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is made as of the 28/th/ day of September, 1998, by and between VENCOR OPERATING, INC., a Delaware corporation (the "Company"), and FRANK J. BATTAFARANO (the "Executive").

     WHEREAS, the Company and Executive desire to amend the terms of the Employment Agreement made as of the 28/th/ day of July, 1998, between the Company and Executive (the "Employment Agreement") pursuant to the terms of this Amendment; and

     WHEREAS, the Executive and the Company agree that the terms and provisions of the Employment Agreement shall continue except as specifically amended herein.

     NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements contained herein, and intending to be legally bound hereby, the Company and Executive agree as follows:

     1.   Amendment to Section 5.
          ----------------------

          Section 5 of the Employment Agreement shall be revised to insert the following paragraph as Section 5(e).

          (e) The Company shall take such action as is required to cause the promissory note or other agreement (the "Preferred Stock Loan Agreement") entered into in respect of the loan to Executive, dated April 30, 1998, in the original principal amount of $297,000 (the "Preferred Stock Loan") to be amended (x) to provide that the maturity date shall be extended to 10 years from the date of its original issuance and (y) to delete the provision requiring that the Preferred Stock Loan be due and payable upon 90 days following termination of employment of Executive.

     2.   Amendment to Section 7(b)(1).
          ----------------------------

          The first paragraph of Section 7(b)(1) shall be revised in its entirety as follows:

          (1) Within 14 days of Executive's Date of Termination, the Company shall pay to Executive (i) the pro rata portion of the Target Bonus and Performance Share Award for Executive for the year in which the Date of Termination occurs, and (ii) an amount equal to
               1.0 times the sum of (x) the Executive's Base Salary and Target Bonus as of the Date of Termination, and (y) the number of performance shares awarded to the Executive pursuant to the Vencor, Inc. 1998 Incentive Compensation Plan (the "1998 Plan") (including assumed awards granted under the Vencor, Inc. 1987 Incentive Compensation Program (the "1987 Program") and
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               the Vencor, Inc. 1997 Incentive Compensation Plan (the "1997
               Plan")) in respect of the year in which such Date of Termination occurs (without regard to any acceleration of the award for such year), assuming for such purpose that all performance criteria applicable to such award with respect to the year in which such Date of Termination occurs were deemed to be satisfied (the "Performance Share Award").

     3.   Reaffirmation of Other Terms and Conditions.
          -------------------------------------------

          Except as expressly modified by this Amendment, all other terms and provisions of the Employment Agreement shall remain in full force and effect, unmodified and unrevoked, and the same are hereby reaffirmed and ratified by the Executive and the Company as if fully set forth herein.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                              VENCOR OPERATING, INC.


                              By: /s/ W. Bruce Lunsford
                                 ----------------------
                                 Name: W. Bruce Lunsford
                                 Title: Chairman of the Board, President
                                          and Chief Executive Officer


                              Solely for the purpose of Section 7(b)(i)

                              VENCOR, INC.


                              By: /s/ W. Bruce Lunsford
                                 ----------------------
                                 Name: W. Bruce Lunsford
                                 Title: Chairman of the Board, President
                                          and Chief Executive Officer


                              /s/ Frank J. Battafarano
                              ------------------------
                              FRANK J. BATTAFARANO